UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 1, 2014

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1701 Golf Road, Suite 3-1012
Rolling Meadows, IL	60008-4210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 290-1891

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014)

On May 1, 2014, the stockholders of MYR Group Inc. (“MYR”) approved the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014) (the “LTIP”). Among other things, the amendments to the LTIP provide for a 1,000,000 share increase in the number of shares of MYR’s common stock reserved and available for awards under the LTIP for a total of 4,000,000 shares.  In addition, stockholder approval of the LTIP is intended to constitute renewed approval of the material terms for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that incentive compensation payable under the LTIP may be designed so that it may be able to satisfy the requirements for “performance-based compensation,” and may permit MYR to benefit from certain tax deductions under Section 162(m) of the Code.

The LTIP and a summary of material changes are described in Proposal 3 of MYR’s proxy statement for the 2014 annual meeting of its stockholders (the “2014 Annual Meeting”), which was filed with the Securities and Exchange Commission on March 10, 2014 (the “Proxy Statement”). The descriptions of the LTIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the LTIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Approval of the MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014)

On May 1, 2014, the stockholders of MYR approved the MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014) (the “SMIP”). Among other things, stockholder approval of the SMIP is intended to satisfy the approval requirements under Section 162(m) of the Code, so that incentive compensation payable under the SMIP may be designed so that it may be able to satisfy the requirements for “performance-based compensation,” and may permit MYR to benefit from certain tax deductions under Section 162(m) of the Code.

The SMIP and a summary of material changes are described in Proposal 4 of the Proxy Statement. The descriptions of the SMIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the SMIP, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the stockholders considered six proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the 2014 Annual Meeting and the results of the votes were as follows:

Proposal 1. Election of Class I Directors. The stockholders re-elected the following two directors to each serve a three-year term expiring at the 2017 annual meeting of stockholders or until his successor has been duly chosen and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Henry W. Fayne	15,579,688	575,384	866,846
Gary R. Johnson	15,579,638	575,434	866,846

Each of the following directors will continue to hold office until his or her respective term expires: Jack L. Alexander, Betty R. Johnson, Maurice E. Moore, Larry F. Altenbaumer, William A. Koertner and William D. Patterson.

Proposal 2. Advisory Resolution to Approve the Compensation of Our Named Executive Officers. The stockholders approved the resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,673,028	313,949	168,094	866,847

Proposal 3. Approval of the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014). The stockholders approved the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014).

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,671,640	1,455,899	27,533	866,846

Proposal 4. Approval of the MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014). The stockholders approved the MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014).

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,568,705	559,034	27,333	866,846

Proposal 5. Approval of an Amendment to the MYR Group Inc. Restated Certificate of Incorporation to Increase the Maximum Size of the Board. The stockholders approved an amendment to the MYR Group Inc. Restated Certificate of Incorporation to increase the maximum size of the board of directors from nine to twelve directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,261,874	704,415	8,470	47,159

Proposal 6. Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,600,351	417,565	4,001	1

Item 8.01                   Other Events.

On May 1, 2014, the stockholders of MYR approved an amendment (the “Certificate Amendment”) to MYR’s Restated Certificate of Incorporation to increase the maximum size of the board of directors from nine to twelve directors.  The Certificate Amendment became effective on May 2, 2014 following filing of the Certificate Amendment with the Secretary of State of the State of Delaware.

The Certificate Amendment is described in Proposal 5 of the Proxy Statement. The descriptions of the Certificate Amendment contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of MYR’s Restated Certificate of Incorporation, after giving effect to the Certificate Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)  The following exhibits are being filed with this current report on Form 8-K.

3.1	MYR Group Inc. Restated Certificate of Incorporation
10.1	MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014)
10.2	MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC

Dated: May 7, 2014	By:	/s/ GERALD B. ENGEN, JR.
	Name:	Gerald B. Engen, Jr.
	Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	MYR Group Inc. Restated Certificate of Incorporation
10.1	MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 1, 2014)
10.2	MYR Group Inc. Senior Management Incentive Plan (Amended and Restated as of May 1, 2014)